                                             CONSULTING AGREEMENT

        This Consulting Agreement (this "Agreement") is entered into by Southern California Edison Company, a
California corporation (the "Company"), and Harold B. Ray ("Consultant") on this 20th day of December, 2005.

        WHEREAS, the Company desires to engage the services of Consultant and Consultant agrees to act as an independent contractor on behalf of the Company;

        NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties agree as follows:

        1.     Consultant agrees that for the Consulting Term set forth below, he will be available to serve as an independent contractor by rendering such advice and assistance to the Company as the Company's Chief
Executive Officer or his designee (the "CEO") may request from time to time.  The "Consulting Term" shall commence on January 1, 2006 (the "Effective Date") and, unless earlier terminated in accordance with Section
5, shall end on the second anniversary of the Effective Date.  The scope of such work may be spelled out in one or more purchase orders or engagement letters.  The Company will give Consultant reasonable prior notice of its need for his services and will make reasonable scheduling accommodations to recognize Consultant's other business and personal activities and plans. The Company's CEO may request that Consultant provide services hereunder for an affiliate of the Company.

        2.     In consideration of the services to be performed during the Consulting Term, the Company will pay Consultant on the following basis:

               (a)    A retainer payment of $25,000 for each month of Consultant's services to the Company during the Consulting Term. The retainer amount for any particular month shall be paid within the first ten business days of that month.

               (b)    Consultant will make himself available, upon reasonable prior notice from the Company, for consulting services for up to 750 hours in any twelve month period during the Consulting Term.
        For hours up to this 750 hour/12 month level, Consultant will not receive any compensation other than the retainer amount as described above. If Consultant spends more than 750 hours on projects under this Agreement in a twelve month period during the Consulting Term, he will be paid at a rate of $450 per hour for his consulting services above the 750 hour level. Consultant shall give the CEO reasonable advance notice if Consultant anticipates that his time spent on consulting services hereunder will exceed 750 hours in a twelve month period and shall not exceed this 750 hour level without the consent of the CEO. The Company is not obligated to use any minimum number of hours of
        Consultant's services and under no circumstance shall Consultant's services under this Agreement exceed 1,000 hours over either of the respective 12-month periods beginning with the Effective Date and the first anniversary thereof.

        3.     The Company agrees to reimburse Consultant for any travel and related expenses reasonably incurred by him in connection with the performance of consulting services pursuant to this Agreement on a basis substantially consistent with the Company's travel and related expense reimbursement policies applicable to its executives. Consultant will submit written invoices to the Company's Controller accounting for Consultant's time and reimbursable expenses on a monthly basis in accordance with the terms of any purchase order or engagement letter or as otherwise directed by the Company.

        4.     Consultant Status

               (a)    Consultant is not and will not be deemed an employee of the Company, or of an affiliate of the Company, while performing consulting services pursuant to this Agreement and will not be eligible to participate in any vacation, medical, retirement or other Company benefit program and shall not make claim of entitlement to any such benefit.  However, this Agreement (including Section
        5) will not, in any way, affect Consultant's rights to receive any and all Company benefits to which he may be entitled with respect to the period of Consultant's employment by the Company (which employment will terminate on December 31, 2005 (the "Employment Termination Date")) in accordance with the provisions of any other agreement or plan in which he was or is a participant.

               (b)    This Agreement does not authorize Consultant to enter into contracts or other agreements for or on behalf of the Company or any of its affiliates, or to otherwise bind or make commitments on behalf of the Company or any of its affiliates.  Consultant shall at no time hold himself out as having any such authority after the Employment Termination Date and, in fact,
        Consultant shall have no such authority after the Employment Termination Date.  Consultant shall at no time after the Employment Termination Date hold himself out as an officer or employee of the Company or any of its affiliates.  Consultant agrees that any federal, state, local and other applicable taxes which may become due and payable as a result of the compensation paid pursuant to this Agreement are the sole responsibility of Consultant.  Consultant is not entitled to worker's compensation benefits or unemployment compensation benefits provided by the Company.  Consultant shall be solely responsible for any such benefits or related payments.

        5.     Early Termination of Consulting Services.

               (a)    Full Time Employment. At any time after the first anniversary of the Effective Date,
        Consultant may (by giving the Company at least 90 days advance written notice) terminate his obligation to provide services hereunder and the Consulting Term if he decides to accept a position as a full time employee at a business entity other than any entity named or described in Exhibit A. . The notice referred to in the previous sentence shall describe the position that Consultant intends to accept in sufficient detail to enable the Company to confirm that it is a position that qualifies as one that enables Consultant to exercise his option under this Section 5(a).

               (b)    Termination Option.  By giving Consultant at least 60 days advance written notice,
        Company may, for any reason, terminate Consultant's obligation to provide services hereunder and the
        Consulting Term on or after the first anniversary of the Effective Date.

               (c)    Termination for Cause. The Company may terminate Consultant's obligation to provide services hereunder and the Consulting Term at any time in the event of (i) Consultant's conviction of, or pleading guilty or nolo contendere to, an act of fraud, embezzlement, theft, or other act constituting a felony; or (ii) Consultant's breach of his obligations under this Agreement.

               (d)    Terminations Generally.  Upon and following the termination of the Consulting Term pursuant to any of the foregoing provisions of this Section 5, the Company shall have no further obligation to make any retainer, hourly payment, or other compensation payments to Consultant under this Agreement (other than the payment of any retainer or hourly payment actually due, but not theretofore paid, as of the date of termination of the Consulting Term).  Notwithstanding anything else contained in this Section 5 to the contrary, even if Consultant's obligation to provide services and the Consulting Term are terminated under this Section 5, Consultant's obligation to comply with
        Section 8 and Section 9 shall continue until the second anniversary of the Effective Date and
        Consultant's obligation to comply with Section 7 shall continue indefinitely.  Consultant and the
        Company each agree that if the Consulting Term is terminated for any reason contemplated by this
        Section 5, neither party shall assert or pursue any remedies, at law or in equity, with respect to any such termination (other than as to any amounts that may be due pursuant to the express provisions of this Section 5).

        6.     Consultant agrees that the services to be rendered by Consultant pursuant to this Agreement are personal in nature and may not be assigned without prior written approval of the Company's CEO or General
Counsel.

        7.     Consultant acknowledges that he is in possession of confidential trade secrets and/or business information not publicly available concerning the Company and Company affiliates and may acquire such information while performing consulting services pursuant to this Agreement.  Consultant specifically agrees that he will not at any time, in any fashion, form, or manner use or divulge, disclose or communicate to any person, firm, or corporation, in any manner whatsoever, any such confidential information concerning any matters affecting or relating to the business of the Company or any Company affiliate.  Nothing in this
Agreement, however, shall be construed to prohibit Consultant from reporting any safety concern to the United
States Nuclear Regulatory Commission or any other federal or state agency or legislature, or prevent
Consultant from participating in any proceeding or investigation regarding such a safety concern.

        8.     Consultant agrees that he will not, directly or indirectly, for his own benefit, for the benefit of any person or entity other than the Company, or otherwise, at any time prior to the second anniversary of the Effective Date:

               (a)    interfere  with any  Company  business  or  regulatory  relationship  existing  as of the
        Effective Date with any customer,  supplier,  financier,  government  agency,  independent  contractor, developer,  promoter or others having any business or regulatory  relationship with the Company, or any
        Company affiliate;

               (b)    make or cause to be made any public  statement  that is  disparaging  of the Company,  or any Company  affiliate,  or their  respective  businesses  or that  materially  injures the business or reputation of the Company, or any Company affiliate, or their respective businesses; or

               (c) render advice or services of any kind to any person or entity in respect to any  litigation, administrative  proceeding or other contested  matter in which Consultant knows that the Company or any of its affiliates has an interest  adverse to that of any person or entity for whom or which Consultant is providing advice or services.

        9.     Consultant further agrees that he will not, prior to the second anniversary  of the Effective
Date except with the written consent of the Company's CEO or General Counsel, render advice or services of any kind to any of the entities or categories of entities listed on Exhibit A, or their successors or affiliates. Based on the considerable time, money and efforts the Company has expended to develop its
Confidential Information and build a competitive business, and based on Consultant's unique skills and the access to Confidential Information that Consultant had during his employment with the Company and will have during the term of this Agreement, Consultant acknowledges that the length and scope of activity restrictions in Sections 8 and 9 of this Agreement are reasonable and necessary to protect the goodwill, Confidential
Information and business interests of the Company.  Consultant further acknowledges that the restrictions in
Sections 8 and 9 of this Agreement will not interfere with Consultant's ability to earn a sufficient livelihood or pursue his chosen profession.

        10.    The Company will not, so long as Section 8(b) is in effect with respect to Consultant, make or cause to be made any public statement that is disparaging of Consultant or that materially injures his business or reputation.

        11.    The provisions in Sections 8(b) and 10 are not intended to limit the ability, and responsibility, of Consultant and the Company to respond truthfully if and when required to do so in accordance with applicable law.

        12.    If, prior to the second anniversary of the Effective Date, Consultant engages in discussions with any entity or person regarding Consultant providing services to such entity or person, or regarding engaging in any business enterprise with such entity or person, he may disclose the fact that he has agreed to comply with the provisions of Sections 7, 8 and 9 and he may also disclose the provisions of such Sections to such entity or person.

        13.    Any violation by Consultant of Section 7, 8, or 9 shall constitute a material breach of this
Agreement and the Company shall be entitled to injunctive interim relief to halt and/or prohibit any actual or threatened action in violation of Section 7, 8, or 9.

        14.    If any provision of this Agreement or the application thereof is held invalid, the invalidity will not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications, and to this extent, the provisions of this Agreement are declared to be severable.

        15.    Consultant represents and agrees that he has carefully read and understands this Agreement, and agrees that neither the Company nor any officer, agent, or employee of the Company or any of its affiliates has made any representations other than those contained herein.  Further, Consultant and the Company expressly agree that they have entered into this Agreement freely and voluntarily and without pressure or coercion from the other or from their respective officers, agents, employees, or anyone else acting on their behalf.  Consultant further expressly agrees that prior to the execution of this Agreement, he was advised to seek independent legal advice concerning the terms, conditions and effect of this Agreement.

        16.    Consultant and Company represent and agree that this Agreement (including the attachment hereto which is incorporated herein by this reference) constitutes an integrated agreement and contains the entire agreement and understanding between the parties hereto concerning Consultant's services and other subject matters addressed herein.

        17.    This Agreement may be executed in counterparts and each counterpart, when executed, will have the efficacy of a signed original.  Photographic copies of such signed counterparts may be used in lieu of the original for any purpose.

        18.    No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement.  No waiver shall be binding unless in writing and signed by the party waiving the breach.  No provision of this Agreement may be amended or modified except by written agreement signed by the parties hereto; PROVIDED, however, that Company reserves the right to terminate, modify or amend this Agreement as, in its reasonable discretion, may be necessary or advisable under Section 409A of the Internal Revenue Code.

        19.    Any dispute or controversy between Consultant, on the one hand, and the Company, on the other hand, in any way arising out of, related to, or connected with this Agreement or the subject matter hereof shall be resolved through final and binding arbitration in Los Angeles, California, in accordance with the
Rules of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The arbitrator shall be selected as follows:  if the parties cannot agree on an arbitrator, AAA shall then provide the names of nine available arbitrators experienced in business employment matters along with their resumes and fee schedule.  The Company and

Consultant may strike all names on the list either deems unacceptable.  If more than one name remains on the list acceptable to both the Company and Consultant, the parties shall strike names alternately until only one remains.  The party who did not initiate the claim shall strike first.  If no name remains on the list acceptable to both the Company and Consultant, AAA shall furnish an additional list or lists until an arbitrator is selected.  Final resolution of any dispute through arbitration may include any remedy or relief that the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes.  At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator's award or decision is based.
Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction.  The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with the matters referenced in the first sentence of this Section 18.  The parties agree that the Company shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator's fee.  Otherwise, the prevailing party will recover against the other party reasonable attorneys' fees, expenses and costs incurred in connection with such proceedings.

        20.    Notwithstanding anything else contained herein to the contrary, the effectiveness of this
Agreement is subject to the approval of the Compensation and Executive Personnel Committee of the Company's
Board of Directors.

        21.    Consultant agrees to comply with all applicable law and Company policies regarding trading in securities of the Company or any of its affiliates.

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        IN WITNESS THEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and Consultant has hereunto set his hand on the Effective Date first indicated above at Rosemead,
California.

Harold B. Ray                                     Southern California Edison Company

                                                  By: /s/ Frederick J. Grigsby, Jr.
/s/ Harold B. Ray                                       --------------------------------------
                                                              Frederick J. Grigsby, Jr.
                                                  Title   Vice President, Human Resources

                                                  Exhibit A

                                        List of Businesses and Entities

1.  Power generating companies involved in the California market, except with respect to nuclear activities outside of California.

2.  Energy service providers involved in the California market.

3.  EIX affiliated companies, except with respect to nuclear activities.

4.  Consultants and other businesses involved in power municipalization activities in California.

5.  Electric or gas utilities in California.